                                                                    Exhibit 99.6

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS THAT the undersigned hereby constitute and appoint JAMES KELLY, JUSTIN NADLER, ZACHARY SNOW and KEITH WALLER and each of them severally, as the true and lawful attorneys and agents of each of the undersigned, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name, place and stead of each of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned
(whether such filing includes one or more or all of the undersigned) under
Section 13 or Section 16 of the United States Securities Exchange Act of 1934,
as amended, and any rules, regulations and requirements thereunder, including any forms or statements required to be submitted in connection with any electronic filing, or any statement or report, including any amendment to any statement or report, required to be filed with respect to any of the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange
Commission and any other appropriate U.S. and foreign regulatory authorities, said attorneys and agents having full power and authority to do and perform in the name and on behalf of any of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents as of
December 1, 2006.

                                        /s/ Daniel S. Loeb
                                        -----------------------------------
                                        Daniel S. Loeb

                                        THIRD POINT LLC

                                        By:   /s/ Daniel S. Loeb
                                        -----------------------------------
                                        Name:  Daniel S. Loeb
                                        Title: Chief Executive Officer

                                        THIRD POINT OFFSHORE FUND, LTD.

                                        By:   /s/ Daniel S. Loeb
                                        -----------------------------------
                                        Name:  Daniel S. Loeb
                                        Title: Director

                                        THIRD POINT PARTNERS LP

                                        By:  Third Point Advisors LLC, its
                                             General Partner

                                        By:   /s/ Daniel S. Loeb
                                        -----------------------------------
                                        Name:  Daniel S. Loeb
                                        Title: Managing Member

                                        THIRD POINT PARTNERS QUALIFIED LP

                                        By:  Third Point Advisors LLC, its
                                             General Partner

                                        By:   /s/ Daniel S. Loeb
                                              ------------------------------
                                        Name:  Daniel S. Loeb
                                        Title: Managing Member

                                        THIRD POINT ULTRA LTD.

                                        By:  Third Point LLC, its Investment
                                             Manager

                                        By:   /s/ Daniel S. Loeb
                                              ------------------------------
                                        Name:  Daniel S. Loeb
                                        Title: Chief Executive Officer

                                        LYXOR/THIRD POINT FUND LIMITED

                                        By:  Third Point LLC, its Investment
                                             Manager

                                        By:   /s/ Daniel S. Loeb
                                              ------------------------------
                                        Name:  Daniel S. Loeb
                                        Title: Chief Executive Officer